MERRILL LYNCH SERIES FUND, INC.
           Merrill Lynch Intermediate Government Bond Portfolio

                   Supplement dated June 29, 2004 to the
                        Prospectus dated May 1, 2004

The section entitled "Details About The Portfolio" under the caption "How The Portfolio Invests-Other Strategies" beginning at page 9 is amended to add the following information:

	The Portfolio may engage in "short sales" of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

	The Portfolio also may make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

In addition, this section of the prospectus is amended to permit the Portfolio to invest in U.S. dollar denominated foreign securities and reverse repurchase agreements, and to add the following information:

	Reverse Repurchase Agreements - Reverse repurchase agreements are transactions in which the Portfolio sells a security with the obligation to repurchase the security shortly thereafter at a specified price that reflects a payment by the Portfolio. The Portfolio profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.

This information supplements and supersedes any contrary information contained in the Prospectus.